UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 6, 2008

Financial Security Assurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

New York	1-12644	13-3261323
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

31 West 52nd Street, New York, NY		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 826-0100

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 420.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

(a)  On August 6, 2008, Financial Security Assurance Holdings Ltd. (the “Company”) issued a press release announcing its second quarter 2008 results (the “Press Release”) and posted the press release to its website, http://www.fsa.com.  A copy of the Press Release is furnished herewith as Exhibit 99.1.

The Press Release also announced that the Company was posting that date to its website its current Operating Supplement.  A copy of the Company’s Quarterly Operating Supplement for the quarter ended June 30, 2008 is furnished herewith as Exhibit 99.2.

On August 6, 2008, the Company also posted to its website a quarterly letter from its Chairman and Chief Executive Officer.  A copy of that document, entitled “FSA Quarterly Letter from Robert P. Cochran, Chairman and Chief Executive Officer,” is furnished herewith as Exhibit 99.3.

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On August 6, 2008, the Board of the Directors of the Company elected Alain Delouis and Claude Piret as directors of the Company.

Mr. Delouis is a member of the Management Board and Head of Public/Project Finance and Credit Enhancement of Dexia S.A. (“Dexia”).  Mr. Delouis will serve on the Investment, Underwriting and Human Resources Committees of the Board of Directors.  The Company is a subsidiary of Dexia, which is a publicly held Belgian corporation.

Mr. Piret is member of the Management Board and Chief Risk Officer of Dexia and will serve on the Underwriting Committee of the Board of Directors.

Item 8.01.              Other Events.

In the August 6 Press Release the Company announced that, as a result of a strategic business review undertaken during the second quarter, the Company’s insurance company subsidiaries, including Financial Security Assurance Inc. (“FSA”), will exit its asset-backed financial guaranty business in order to devote full resources to the global public finance sector.  The Company also stated that Dexia will assume responsibility for the liquidity and credit risks of the Company’s financial products business, which primarily issues guaranteed investment contracts.

On the same date, the Company announced that Dexia has provided $300 million of additional capital to the Company.

A copy of the Press Release is furnished herewith as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits.

(c)  Exhibits.

No.	Exhibit
99.1	Financial Security Assurance Holdings Ltd. press release dated August 6, 2008.

99.2	Financial Security Assurance Holdings Ltd. Quarterly Operating Supplement for the quarter ended June 30, 2008.

99.3	FSA Quarterly Letter dated August 6, 2008 from Robert P. Cochran, Chairman and Chief Executive Officer of Financial Security Assurance Holdings Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD.

Date: August 6, 2008	By:	/s/ Bruce E. Stern
Name: Bruce E. Stern
Title: General Counsel and Managing Director

EXHIBIT INDEX

No.	Exhibit
99.1	Financial Security Assurance Holdings Ltd. press release dated August 6, 2008.

99.2	Financial Security Assurance Holdings Ltd. Quarterly Operating Supplement for the quarter ended June 30, 2008.

99.3	FSA Quarterly Letter dated August 6, 2008 from Robert P. Cochran, Chairman and Chief Executive Officer of Financial Security Assurance Holdings Ltd.